Transaction Costs and Other Charges and Credits	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Notes to Financial Statements [Abstract]
Transaction Costs and Other Charges and Credits
Food Network Partnership noncontrolling interest - During 2010, we completed the rebranding of the Fine Living Network ("FLN") to the Cooking Channel and subsequently contributed the membership interest of the Cooking Channel to the Food Network Partnership (the "Partnership") in August of 2010. In accordance with the terms of the Partnership agreement, the noncontrolling interest owner was required to make a pro-rata capital contribution to maintain its proportionate interest in the Partnership. At the close of our 2010 fiscal year, the noncontrolling owner had not made the required $52.8 million contribution, and its ownership interest in the Partnership was diluted from 31 percent to 25 percent. Accordingly, for the four months following the Cooking Channel contribution, profits were allocated to the noncontrolling owner at its reduced ownership percentage, reducing net income attributed to noncontrolling interest by $8.0 million in 2010.
In February 2011, the noncontrolling owner made the $52.8 million pro-rata contribution to the Partnership and its ownership interest was returned to the pre-dilution percentage as if this pro-rata contribution had been made as of the date of the Cooking Channel contribution. The retroactive impact of restoring the noncontrolling owner's interest in the Partnership increased net income attributable to noncontrolling interest $8.0 million in the first quarter of 2011. Net income attributable to SNI was decreased $4.7 million.
Travel Channel and other costs - Operating results in the first quarter of 2010 include $15.5 million of costs incurred related to the Travel Channel integration. Operating results in 2010 also include $11.0 million of marketing and legal expenses incurred to support the company's affiliate agreement renewal negotiations for Food Network and HGTV. These items reduced net income attributable to SNI $12.1 million.

Income from continuing operations was affected by the following:
Food Network Partnership noncontrolling interest – During 2010, we completed the rebranding of the Fine Living Network (“FLN”) to the Cooking Channel and subsequently contributed the membership interest of the Cooking Channel to the Food Network Partnership (the “Partnership”) in August of 2010. In accordance with the terms of the Partnership agreement, the noncontrolling interest owner is required to make a pro-rata capital contribution to maintain its proportionate interest in the Partnership. At the close of our 2010 fiscal year, the noncontrolling owner had not made a capital contribution which resulted in its ownership interest in the Partnership being diluted from 31% to 25%. Accordingly, for the four months following the Cooking Channel contribution, profits were allocated to the noncontrolling owner at its reduced ownership percentage, reducing net income attributed to noncontrolling interest by $8.0 million in 2010. Net income attributable to SNI was increased $4.7 million.
Travel Channel and other costs – Operating results include $29.9 million of transition costs following our acquisition of a controlling interest in the Travel Channel in December 2009. Operating results also include $11.0 million of marketing and legal expenses incurred to support the Company’s affiliate agreement renewal negotiations for Food Network and HGTV. These items reduced net income attributable to SNI $17.8 million.
During the fourth quarter of 2009, we incurred financing and other transaction related costs of $22.3 million associated with our acquisition of a 65% controlling interest in the Travel Channel and $4.0 million of costs related to international investments. These items reduced net income attributable to SNI $13.9 million.
Income tax adjustments – In the fourth quarter of 2010, we reached agreement with certain state tax authorities on income tax positions taken in our prior period tax re-
turns. The settlements and related remeasurements of our liability for uncertain tax positions provided an income tax benefit of $17.2 million in the fourth quarter.
During the third quarter 2010, a favorable adjustment was recorded to the income tax provision attributed to changes in both estimated foreign tax credits and state apportionment factors reflected in our filed tax returns. Year-to-date net income attributable to SNI was increased by $4.3 million.
Our tax provision in 2009 includes adjustments that were primarily attributed to differences identified between our prior year tax provision and tax returns. Net income attributable to SNI was increased by $6.7 million.

Cooking Channel rebranding – During the fourth quarter of 2009, we announced that FLN would be rebranded as The Cooking Channel. The Cooking Channel rebranding was completed in the second quarter of 2010. As a result of the decision to rebrand FLN, we completed an analysis of FLN’s programming library and recorded a non-cash charge of $21.1 million in the fourth quarter of 2009 to write-off FLN programming rights. The charge reduced net income attributable to SNI $12.1 million.
Separation from E. W. Scripps – As a result of the distribution of SNI to the shareholders of E. W. Scripps, SNI employees holding share-based equity awards, including share options and restricted shares, received modified awards in our Company’s stock. Under share-based equity accounting guidance, the adjustment to the outstanding share-based equity awards is considered a modification and incremental stock-based compensation expense is recognized to the extent that the fair value of the awards immediately prior to the modification is less than the fair value of the awards immediately after the modification. In 2008, we recorded a non-cash charge of $4.9 million related to the modification of these stock-based awards. Net income attributable to SNI was reduced by $3.2 million.
In the second quarter of 2008, E. W. Scripps redeemed its outstanding notes which were previously allocated to us in our combined financial statements. The associated loss on extinguishment from such redemption, which was not deductible for income tax purposes, has been allocated to us in our statement of operations resulting in a reduction to net income attributable to SNI of $26.4 million.